Exhibit 10.14

Confidential

Mail To

	Purchase Order	1015026
Datron World Communications, Inc.	Page	1
3055 Enterprise Court	Date	12/15/2016
Vista CA 92081	Buyer	JPrice
Phone: (760) 597-1500
	Ship Via	AMERICAN CARGO
	FOB	SHIPPING POINT
	Terms	Net 30

Vendor

T000032
Ship To

MIKE MALONE	Datron World Communications, Inc.
TECHNICAL COMMUNICATIONS CORP	3055 Enterprise Court
100 DOMINO DRIVE	Vista, CA 92081
CONCORD MA 01742-2892	Phone: 760-597-1500

Phone: 978-287-6333

Fax Num: 978-287-6228

Our Order Number Must Appear On Invoice, B/L Bundles, Cases, Packing List and Correspondence

Remit To

Buyer: JPrice

☐	Fax Sent Prior	☐	Verbal Placed Prior
	Do Not Duplicate		Do Not Duplicate

Line	Qty Ordered	Qty Due	UOM	Item Description	Due Date	Unit Price	Ext. Price
1	******	******	EA	701614	******	******	******

Job:	AUDIO CIPHERING HANDSET,AFGHAN,UNTESTED

Manufacturer	Mfg Part Number
TCC	401-25470 (AFGHAN)

******

2	******	******	EA	701614	******	******	******

Job:	AUDIO CIPHERING HANDSET,AFGHAN,UNTESTED

Manufacturer	Mfg Part Number
TCC	401-25470 (AFGHAN)

Buyer/Purchasing Agent	Date	Manager	Date

“THE REGISTRANT HAS APPLIED FOR CONFIDENTIAL TREATMENT OF CERTAIN PROVISIONS OF THIS EXHIBIT WITH THE SECURITIES AND EXCHANGE COMMISSION.  THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE MARKED WITH ASTERISKS (***) AND HAVE BEEN OMITTED. THE OMITTED PORTIONS OF THIS EXHIBIT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.”

Confidential

Mail To

	Purchase Order	1015026
Datron World Communications, Inc.	Page	2
3055 Enterprise Court	Date	12/15/2016
Vista CA 92081	Buyer	JPrice
Phone: (760) 597-1500
	Ship Via	AMERICAN CARGO
	FOB	SHIPPING POINT
	Terms	Net 30

Vendor

T000032
Ship To

MIKE MALONE	Datron World Communications, Inc.
TECHNICAL COMMUNICATIONS CORP	3055 Enterprise Court
100 DOMINO DRIVE	Vista, CA 92081
CONCORD MA 01742-2892	Phone: 760-597-1500

Phone: 978-287-6333

Fax Num: 978-287-6228

Our Order Number Must Appear On Invoice, B/L Bundles, Cases, Packing List and Correspondence

Remit To

Buyer: JPrice

☐	Fax Sent Prior	☐	Verbal Placed Prior
	Do Not Duplicate		Do Not Duplicate

Line	Qty Ordered	Qty Due	UOM	Item Description	Due Date	Unit Price	Ext. Price

******

******

******

******

******

******

******

******

******

******

******

******

******

******

******

Buyer/Purchasing Agent	Date	Manager	Date

“THE REGISTRANT HAS APPLIED FOR CONFIDENTIAL TREATMENT OF CERTAIN PROVISIONS OF THIS EXHIBIT WITH THE SECURITIES AND EXCHANGE COMMISSION.  THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE MARKED WITH ASTERISKS (***) AND HAVE BEEN OMITTED. THE OMITTED PORTIONS OF THIS EXHIBIT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.”

Confidential

Mail To

	Purchase Order	1015026
Datron World Communications, Inc.	Page	3
3055 Enterprise Court	Date	12/15/2016
Vista CA 92081	Buyer	JPrice
Phone: (760) 597-1500
	Ship Via	AMERICAN CARGO
	FOB	SHIPPING POINT
	Terms	Net 30

Vendor

T000032
Ship To

MIKE MALONE	Datron World Communications, Inc.
TECHNICAL COMMUNICATIONS CORP	3055 Enterprise Court
100 DOMINO DRIVE	Vista, CA 92081
CONCORD MA 01742-2892	Phone: 760-597-1500

Phone: 978-287-6333

Fax Num: 978-287-6228

Our Order Number Must Appear On Invoice, B/L Bundles, Cases, Packing List and Correspondence

Remit To

Buyer: JPrice

☐	Fax Sent Prior	☐	Verbal Placed Prior
	Do Not Duplicate		Do Not Duplicate

Line	Qty Ordered	Qty Due	UOM	Item Description	Due Date	Unit Price	Ext. Price
3	******	******	EA	701614	******	******	******

Job:	AUDIO CIPHERING HANDSET,AFGHAN,UNTESTED

Manufacturer	Mfg Part Number
TCC	401-25470 (AFGHAN)

Buyer/Purchasing Agent	Date	Manager	Date

“THE REGISTRANT HAS APPLIED FOR CONFIDENTIAL TREATMENT OF CERTAIN PROVISIONS OF THIS EXHIBIT WITH THE SECURITIES AND EXCHANGE COMMISSION.  THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE MARKED WITH ASTERISKS (***) AND HAVE BEEN OMITTED. THE OMITTED PORTIONS OF THIS EXHIBIT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.”

Confidential

Mail To

	Purchase Order	1015026
Datron World Communications, Inc.	Page	4
3055 Enterprise Court	Date	12/15/2016
Vista CA 92081	Buyer	JPrice
Phone: (760) 597-1500
	Ship Via	AMERICAN CARGO
	FOB	SHIPPING POINT
	Terms	Net 30

Vendor

T000032
Ship To

MIKE MALONE	Datron World Communications, Inc.
TECHNICAL COMMUNICATIONS CORP	3055 Enterprise Court
100 DOMINO DRIVE	Vista, CA 92081
CONCORD MA 01742-2892	Phone: 760-597-1500

Phone: 978-287-6333

Fax Num: 978-287-6228

Our Order Number Must Appear On Invoice, B/L Bundles, Cases, Packing List and Correspondence

Remit To

Buyer: JPrice

☐	Fax Sent Prior	☐	Verbal Placed Prior
	Do Not Duplicate		Do Not Duplicate

Line	Qty Ordered	Qty Due	UOM	Item Description	Due Date	Unit Price	Ext. Price

******

******

******

******

******

******

******

******

******

******

******

******

******

******

4	******	******	EA	701614	******	******	******

Job:	AUDIO CIPHERING HANDSET,AFGHAN,UNTESTED

Buyer/Purchasing Agent	Date	Manager	Date

“THE REGISTRANT HAS APPLIED FOR CONFIDENTIAL TREATMENT OF CERTAIN PROVISIONS OF THIS EXHIBIT WITH THE SECURITIES AND EXCHANGE COMMISSION.  THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE MARKED WITH ASTERISKS (***) AND HAVE BEEN OMITTED. THE OMITTED PORTIONS OF THIS EXHIBIT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.”

Confidential

Mail To

	Purchase Order	1015026
Datron World Communications, Inc.	Page	5
3055 Enterprise Court	Date	12/15/2016
Vista CA 92081	Buyer	JPrice
Phone: (760) 597-1500
	Ship Via	AMERICAN CARGO
	FOB	SHIPPING POINT
	Terms	Net 30

Vendor

T000032
Ship To

MIKE MALONE	Datron World Communications, Inc.
TECHNICAL COMMUNICATIONS CORP	3055 Enterprise Court
100 DOMINO DRIVE	Vista, CA 92081
CONCORD MA 01742-2892	Phone: 760-597-1500

Phone: 978-287-6333

Fax Num: 978-287-6228

Our Order Number Must Appear On Invoice, B/L Bundles, Cases, Packing List and Correspondence

Remit To

Buyer: JPrice

☐	Fax Sent Prior	☐	Verbal Placed Prior
	Do Not Duplicate		Do Not Duplicate

Line	Qty Ordered	Qty Due	UOM	Item Description	Due Date	Unit Price	Ext. Price

Manufacturer	Mfg Part Number
TCC	401-25470 (AFGHAN)

5	******	******	EA	701454	******	******	******

Job:	PCB ASSY, TCC, 7000ENCR, AFG

Manufacturer	Mfg Part Number
TCC	421-24741 (AFGHAN KEY ONLY)

ITAR CONTROLLED. This item is controlled by the U.S. Dept of State.

******

ITAR CONTROLLED. This Item is controlled by the U.S. Dept of State

6	******	******	EA	701454	******	******	******

Job:	PCB ASSY, TCC, 7000ENCR, AFG

Manufacturer	Mfg Part Number
TCC	421-24741 (AFGHAN KEY ONLY)

ITAR CONTROLLED. This item is controlled by the U.S. Dept of State.

******

ITAR CONTROLLED. This Item is controlled by the U.S. Dept of State

8	******	******	EA	701454	******	******	******

Job:	PCB ASSY, TCC, 7000ENCR, AFG

Buyer/Purchasing Agent	Date	Manager	Date

“THE REGISTRANT HAS APPLIED FOR CONFIDENTIAL TREATMENT OF CERTAIN PROVISIONS OF THIS EXHIBIT WITH THE SECURITIES AND EXCHANGE COMMISSION.  THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE MARKED WITH ASTERISKS (***) AND HAVE BEEN OMITTED. THE OMITTED PORTIONS OF THIS EXHIBIT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.”

Confidential

Mail To

	Purchase Order	1015026
Datron World Communications, Inc.	Page	6
3055 Enterprise Court	Date	12/15/2016
Vista CA 92081	Buyer	JPrice
Phone: (760) 597-1500
	Ship Via	AMERICAN CARGO
	FOB	SHIPPING POINT
	Terms	Net 30

Vendor

T000032
Ship To

MIKE MALONE	Datron World Communications, Inc.
TECHNICAL COMMUNICATIONS CORP	3055 Enterprise Court
100 DOMINO DRIVE	Vista, CA 92081
CONCORD MA 01742-2892	Phone: 760-597-1500

Phone: 978-287-6333

Fax Num: 978-287-6228

Our Order Number Must Appear On Invoice, B/L Bundles, Cases, Packing List and Correspondence

Remit To

Buyer: JPrice

☐	Fax Sent Prior	☐	Verbal Placed Prior
	Do Not Duplicate		Do Not Duplicate

Line	Qty Ordered	Qty Due	UOM	Item Description	Due Date	Unit Price	Ext. Price

Manufacturer	Mfg Part Number
TCC	421-24741 (AFGHAN KEY ONLY)

ITAR CONTROLLED. This item is controlled by the U.S. Dept of State.

******

ITAR CONTROLLED. This Item is controlled by the U.S. Dept of State

10	******	******	EA	701454	******	******	******

Job:	PCB ASSY, TCC, 7000ENCR, AFG

Manufacturer	Mfg Part Number
TCC	421-24741 (AFGHAN KEY ONLY)

ITAR CONTROLLED. This item is controlled by the U.S. Dept of State.

******

ITAR CONTROLLED. This Item is controlled by the U.S. Dept of State

12	******	******	EA	701454	******	******	******

Job:	PCB ASSY, TCC, 7000ENCR, AFG

Manufacturer	Mfg Part Number
TCC	421-24741 (AFGHAN KEY ONLY)

******

******

ITAR CONTROLLED. This Item is controlled by the U.S. Dept of State

Buyer/Purchasing Agent	Date	Manager	Date

“THE REGISTRANT HAS APPLIED FOR CONFIDENTIAL TREATMENT OF CERTAIN PROVISIONS OF THIS EXHIBIT WITH THE SECURITIES AND EXCHANGE COMMISSION.  THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE MARKED WITH ASTERISKS (***) AND HAVE BEEN OMITTED. THE OMITTED PORTIONS OF THIS EXHIBIT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.”

Confidential

Mail To

	Purchase Order	1015026
Datron World Communications, Inc.	Page	7
3055 Enterprise Court	Date	12/15/2016
Vista CA 92081	Buyer	JPrice
Phone: (760) 597-1500
	Ship Via	AMERICAN CARGO
	FOB	SHIPPING POINT
	Terms	Net 30

Vendor

T000032
Ship To

MIKE MALONE	Datron World Communications, Inc.
TECHNICAL COMMUNICATIONS CORP	3055 Enterprise Court
100 DOMINO DRIVE	Vista, CA 92081
CONCORD MA 01742-2892	Phone: 760-597-1500

Phone: 978-287-6333

Fax Num: 978-287-6228

Our Order Number Must Appear On Invoice, B/L Bundles, Cases, Packing List and Correspondence

Remit To

Buyer: JPrice

☐	Fax Sent Prior	☐	Verbal Placed Prior
	Do Not Duplicate		Do Not Duplicate

Line	Qty Ordered	Qty Due	UOM	Item Description	Due Date	Unit Price	Ext. Price
13	******	******	EA	701454	******	******	******

Job:	PCB ASSY, TCC, 7000ENCR, AFG

Manufacturer	Mfg Part Number
TCC	421-24741 (AFGHAN KEY ONLY)

ITAR CONTROLLED. This item is controlled by the U.S. Dept of State.

******

ITAR CONTROLLED. This Item is controlled by the U.S. Dept of State

14	******	******	EA	701454	******	******	******

Job:	PCB ASSY, TCC, 7000ENCR, AFG

Manufacturer	Mfg Part Number
TCC	421-24741 (AFGHAN KEY ONLY)

ITAR CONTROLLED. This item is controlled by the U.S. Dept of State.

******

ITAR CONTROLLED. This Item is controlled by the U.S. Dept of State

16	******	******	EA	701454	******	******	******

Job:	PCB ASSY, TCC, 7000ENCR, AFG

Manufacturer	Mfg Part Number
TCC	421-24741 (AFGHAN KEY ONLY)

ITAR CONTROLLED. This item is controlled by the U.S. Dept of State.

Buyer/Purchasing Agent	Date	Manager	Date

“THE REGISTRANT HAS APPLIED FOR CONFIDENTIAL TREATMENT OF CERTAIN PROVISIONS OF THIS EXHIBIT WITH THE SECURITIES AND EXCHANGE COMMISSION.  THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE MARKED WITH ASTERISKS (***) AND HAVE BEEN OMITTED. THE OMITTED PORTIONS OF THIS EXHIBIT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.”

Confidential

Mail To

	Purchase Order	1015026
Datron World Communications, Inc.	Page	8
3055 Enterprise Court	Date	12/15/2016
Vista CA 92081	Buyer	JPrice
Phone: (760) 597-1500
	Ship Via	AMERICAN CARGO
	FOB	SHIPPING POINT
	Terms	Net 30

Vendor

T000032
Ship To

MIKE MALONE	Datron World Communications, Inc.
TECHNICAL COMMUNICATIONS CORP	3055 Enterprise Court
100 DOMINO DRIVE	Vista, CA 92081
CONCORD MA 01742-2892	Phone: 760-597-1500

Phone: 978-287-6333

Fax Num: 978-287-6228

Our Order Number Must Appear On Invoice, B/L Bundles, Cases, Packing List and Correspondence

Remit To

Buyer: JPrice

☐	Fax Sent Prior	☐	Verbal Placed Prior
	Do Not Duplicate		Do Not Duplicate

Line	Qty Ordered	Qty Due	UOM	Item Description	Due Date	Unit Price	Ext. Price

ITAR CONTROLLED. This Item is controlled by the U.S. Dept of State

17	******	******	EA	701454	******	******	******

Job:	PCB ASSY, TCC, 7000ENCR, AFG

Manufacturer	Mfg Part Number
TCC	421-24741 (AFGHAN KEY ONLY)

ITAR CONTROLLED. This item is controlled by the U.S. Dept of State.

******

ITAR CONTROLLED. This Item is controlled by the U.S. Dept of State

NOTE: WHEN THE SELLER HAS REASON TO BELIEVE THE DELIVERIES WILL NOT BE MADE AS SCHEDULED, WRITTEN NOTICE CONCERNING THE CAUSE OF THE DELAY AND THE ESTIMATED DELIVERY DATES MUST BE PROVIDED IMMEDIATELY TO THE DATRON BUYER.

SEE WWW.DTWC.COM FOR TERMS AND CONDITIONS

AMERICAN CARGO SERVICES PHONE: 800-508-4888

******    ******

Total:	2,373,363.78

Buyer/Purchasing Agent	Date	Manager	Date

“THE REGISTRANT HAS APPLIED FOR CONFIDENTIAL TREATMENT OF CERTAIN PROVISIONS OF THIS EXHIBIT WITH THE SECURITIES AND EXCHANGE COMMISSION.  THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE MARKED WITH ASTERISKS (***) AND HAVE BEEN OMITTED. THE OMITTED PORTIONS OF THIS EXHIBIT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.”